                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 1998


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      PASS-THROUGH CERTIFICATE TRUST 1998-1
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    33-55855              applied for
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(State or other jurisdiction      (Commission           (IRS employee
   of incorporation)              file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on December 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.                      Description
               -----------                      -----------

                  99.1                Monthly Report delivered to
                                      Certificateholders on
                                      December 15, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 1998


                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 1998-1

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/Phyllis A. Knight
                                           -------------------------------------
                                           PHYLLIS A. KNIGHT
                                           Senior Vice President and Treasurer

                                INDEX TO EXHIBITS



Exhibit
Number                                                              Page
-------                                                             ----

 99.1   Monthly Report delivered to Certificateholders                5
        on December 15, 1998.